INVENTORIES	12 Months Ended
Dec. 28, 2025
Inventories [Abstract]
INVENTORIES	INVENTORIES:

	December 28, 2025	December 29, 2024

Raw materials and spare parts inventories	$253,219	$170,321
Work in progress(1)	145,395	65,399
Finished goods(1)	1,971,551	874,842
	$2,370,165	$1,110,562
(1) As at December 28, 2025, $1,121.5 million represents work in progress and finished goods inventories of the Company excluding respective Hanes inventory amounts initially recorded at fair value less cost to sell.

The amount of inventories recognized as an expense and included in cost of sales was $2,430.9 million for fiscal 2025 (2024 - $2,214.0 million). For fiscal 2025, cost of sales included an expense of $6.9 million (2024 - $8.1 million) related the write-down of inventory to net realizable value.

Inventories include amounts related to reciprocal tariffs introduced by the U.S. Administration under the International Emergency Economic Powers Act (“IEEPA”) during fiscal 2025, amongst other tariffs programs. On February 20, 2026, the Supreme Court of the United States invalidated the U.S. Administration’s tariff measures imposed under IEEPA, eliminating the legal basis for continued collection of those duties. In response, the U.S. Administration indicated that, notwithstanding the Court’s ruling, it intends to pursue alternative statutory mechanisms to impose tariffs, including a temporary 10% ad valorem duty under Section 122 of the Trade Act of 1974 for a period of 150 days beginning February 24, 2026. On February 21, 2026, the U.S. Administration publicly stated that it would raise such global tariffs from 10% to 15%, the maximum allowable rate under Section 122 of the Trade Act of 1974, although this higher rate had not yet been formally implemented as of the date hereof. While the U.S. Supreme Court’s decision removes IEEPA as a legal basis for tariff collection going forward, other tariff programs and authorities remain in effect. Future tariff costs to be incurred by the Company are subject to change. The possibility of refunds of certain IEEPA amounts previously tendered during fiscal 2025 by the Company are uncertain and any possible refunds of prior tariff costs cannot be estimated at this time.
The Company has a multi-year agreement for the purchase of yarn terminating in 2028, with minimum purchase requirements. As at December 28, 2025, the Company had a commitment of $114.3 million (2024 - $155.6 million) under this agreement. These commitments are included in our contractual undiscounted cash flows summary. Refer to note 28 Financial risk management of these annual consolidated financial statements for additional information.